Exhibit 99.3

EXECUTION VERSION

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

MYT HOLDING CO.

MYT Holding Co., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

(1)           The Corporation’s original certificate of incorporation was filed with the Secretary of State of the State of Delaware on April 15, 2019 (the “Certificate of Incorporation”).

(2)           This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation (the “Board of Directors”) in accordance with Sections 141, 242 and 245 of the General Corporation Law of the State of Delaware (the “General Corporation Law”).

(3)           The required holders of the Corporation’s issued and outstanding capital stock approved and adopted this Amended and Restated Certificate of Incorporation in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

(4)           This Amended and Restated Certificate of Incorporation restates and integrates and amends the original Certificate of Incorporation, as heretofore amended and supplemented.

(5)           References made herein and in the By-Laws of the Corporation to the certificate of incorporation are to this Amended and Restated Certificate of Incorporation.

(6)           The Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

FIRST:  The name of the Corporation is MYT Holding Co.

SECOND:  The address of the registered office of the Corporation in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801.  The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

THIRD:  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

FOURTH:   The Corporation is authorized to issue two classes of stock, designated as “Common Stock,” par value $0.001 per share, and “Preferred Stock,” par value $0.001 per share. The total number of shares of Common Stock that the Corporation is authorized to issue is one hundred million (100,000,000) shares. The total number of shares of Preferred Stock that the

Corporation is authorized to issue is nine hundred million (900,000,000).  Each class of shares shall have the rights, preferences and limitations set forth below.

A.            Each share of Common Stock shall be entitled to one vote on all matters to be voted on by the stockholders of the Corporation. Subject to the rights of any holders of Preferred Stock and Section B of Article FOURTH below, the holders of Common Stock shall share ratably, on a per share basis, in all dividends. Subject to the rights of any holders of Preferred Stock and Section B of Article FOURTH below, the holders of Common Stock shall share ratably, on a per share basis, in all distributions to the holders of Common Stock upon the occurrence of voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

B.          (1)             Dividends and other distributions, whether payable in cash, securities or other property of the Corporation, may be declared by the board of directors of the Corporation (the “Board”) from time to time out of assets or funds of the Corporation legally available therefor.

(2)           Until the earliest to occur of (i) a MYT Deposit Event, (ii) the provision of MYT Alternate Security or (iii) the satisfaction and discharge in full of the Second Lien Notes Obligations, (a) no dividends or distributions (including upon a liquidation or dissolution of the Corporation) may be declared or paid on any shares of Common Stock or Preferred Stock, and (b) the Corporation may not redeem, repurchase or otherwise retire or acquire for value (including upon a liquidation or dissolution of the Corporation) any shares of Common Stock or Preferred Stock.

(3)           Until there are no longer any shares of Series A Preferred Stock outstanding, (a) no dividends or distributions (including upon a liquidation or dissolution of the Corporation) may be declared and paid on any shares of Common Stock or Series B Preferred Stock, and (b) the Corporation may not redeem, repurchase or otherwise retire or acquire for value (including upon a liquidation or dissolution of the Corporation) any shares of Common Stock or Series B Preferred Stock.

(4)           Until the the satisfaction and discharge in full of the Third Lien Notes, the Corporation may not issue any shares of Preferred Stock other than the shares of Series A Preferred Stock and the shares of Series B Preferred Stock issued on the Issue Date.

“Company Party” mean Neiman Marcus Group, Inc., a Delaware corporation, and each of its subsidiaries that has executed and delivered, or in the future, executes and delivers, counterpart signature pages to the Second Lien Notes Indenture and the Third Lien Notes Indenture.

“Independent Third Party” means a person or entity other than (i) any member of the Company Parties, (ii) any of the Sponsors, (iii) an affiliate of any member of the Company Parties or any of the Sponsors or (iv) another person or entity in which the Company Parties and/or any of the Sponsors and/or their respective affiliates own at least 10% of the outstanding equity interests of such person or entity (measured by voting power, economic value or number).

“Issue Date” means the date the shares of the Series A Preferred Stock and the shares of the Series B Preferred Stock are first issued to the holders thereof.

“MYT Account” means a segregated account of MYT Parent for the benefit of the trustee and collateral agent on behalf of the holders of the Second Lien Notes, pledged to secure the Second Lien Notes.

“MYT Alternate Security” means any security that is acceptable in the sole discretion of holders of at least 66-2/3% of the aggregate principal amount of the outstanding Second Lien Notes.

“MYT Asset Sale” shall have the meaning set forth in the Second Lien Notes Indenture as of the Issue Date.

“MYT Deposit Event” means (i) the irrevocable deposit of net cash proceeds of MYT Secondary Sales or distributions pursuant to Article FOURTH in the MYT Account in an aggregate amount that is not less than (x) $200.0 million less (y) the aggregate amount of Qualified LCs that have been provided from time to time and (ii) the provision of such Qualified LCs.

“MYT Entities” means, collectively, (i) Mariposa Luxembourg I S.à r.l. (Luxembourg), (ii) Mariposa Luxembourg II S.à r.l. (Luxembourg), (iii) NMG Germany GmbH, (iv) mytheresa.com GmbH (Germany), (v) mytheresa.com Service GmbH (Germany), (vi) Theresa Warenvertrieb GmbH (Germany), (vii) MYT Netherlands Parent B.V. (Netherlands) and (viii) the subsidiaries of any of the foregoing described in clauses (i) through (vii).

“MYT Parent” means MYT Parent Co., the direct parent of the Corporation, together with its successors.

“MYT Secondary Sale” means (i) the sale, disposition, monetization or other transfer (whether directly, indirectly or synthetically, including through derivative transactions or by means of a transaction involving MYT Parent or any other entity that directly or indirectly owns equity interests in the Corporation) of equity interests of the Corporation by Neiman Marcus Group, Inc. or its subsidiaries to any Independent Third Party, other than a primary sale of equity interests for cash whose net cash proceeds are contributed to or retained by the MYT Entities or (ii) any MYT Asset Sale other than a Qualified MYT Asset Sale.

“Qualified MYT Asset Sale” means any MYT Asset Sale made for fair market value and for not less than 75% cash, the net cash proceeds of which are reinvested within 180 days after receipt thereof by the MYT Entities in non-current assets (or an operating business that is similar to the business of the MYT Entities) held by the MYT Entities. Notwithstanding the foregoing, (i) any MYT Asset Sale or series of related MYT Asset Sales for more than $100.0 million in consideration may not be deemed to be a Qualified MYT Asset Sale, and (ii) non-current assets (or an operating business that is similar to the business of the MYT Entities) received by the MYT Entities from an Independent Third Party as consideration for a MYT Asset Sale shall be deemed to be cash for purposes of this definition.

“Qualified LC” means one or more letters of credit issued by a reputable bank or trust company that is organized under the laws of the United States of America or any state thereof or any foreign country recognized by the United States of America having capital, surplus and undivided profits in excess of $250,000,000 and whose long-term debt, or whose parent holding company’s long-term debt, is rated A (or such similar equivalent rating or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act)) supporting the guarantee of the Second Lien Notes by the guarantors thereof, in an aggregate amount equal to the difference between (x) $200.0 million and (y) the amount of net cash proceeds of MYT Secondary Sales that has been irrevocably deposited in the MYT Account.

“Second Lien Notes” means the 14.00% Senior Cash Pay/PIK Second Lien Notes due 2024 of Neiman Marcus Group LTD LLC, Mariposa Borrower, Inc., The Neiman Marcus Group LLC and The NMG Subsidiary LLC.

“Second Lien Notes Indenture” means the indenture governing the Second Lien Notes.

“Second Lien Notes Obligations” means the indebtedness and related obligations under the Second Lien Notes and the other indebtedness documents related to the Second Lien Notes.

“Series A Preferred Stock” means shares of Preferred Stock designated as “Series A.”

“Series B Preferred Stock” means shares of Preferred Stock designated as “Series B.”

“Third Lien Notes” means, collectively, (x) the 8.000% Third Lien Senior Secured Notes due 2024 of Neiman Marcus Group LTD LLC and (y) the 8.750% Third Lien Senior Secured Notes due 2024 of Neiman Marcus Group LTD LLC.

“Third Lien Notes Indenture” means the indentures governing the Third Lien Notes.

C.            The Board is authorized at any time, and from time to time, subject to the limitations prescribed by law and any rights of holders of Preferred Stock, to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock, and, with respect to each such series, to establish and fix the number of shares to be included in any series of Preferred Stock and the designations, rights, preferences, powers, restrictions and limitations of the shares of such series.

FIFTH:  The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

(1)                                 The business and affairs of the Corporation shall be managed by or under the direction of the Board.

(2)                                 Subject to any rights of holders of Preferred Stock, the Board shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the By-Laws of the Corporation (the “By-Laws”).

(3)                                 The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-Laws.  Unless and except to the extent that the By-Laws shall so require, the election of directors of the Corporation need not be by written ballot.

(4)                                 No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit.  Any repeal or modification of this Article FIFTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

(5)                                 In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the General Corporation Law, this Amended and Restated Certificate of Incorporation, all certificates of designation designating a series of Preferred Stock and any by-Laws adopted by the stockholders; provided, however, that no by-Laws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such by-Laws had not been adopted.

SIXTH:  The Corporation shall indemnify and hold harmless its directors to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives.  The right to indemnification conferred by this Article SIXTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

The Corporation may, to the extent authorized from time to time by the Board, provide rights to indemnification and to the advancement of expenses to officers, employees and agents of the Corporation.

The rights to indemnification and to the advance of expenses conferred in this Article SIXTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Amended and Restated Certificate of Incorporation, the Bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

Any repeal or modification of the foregoing provisions of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

SEVENTH:  In recognition and anticipation that (i) certain of the Covered Persons (as defined below) may serve as directors or officers of the Corporation, (ii) each Sponsor (as defined below) and its Affiliated Companies engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) the Corporation and its Affiliated Companies may engage in material business transactions with the Sponsors and their Affiliated Companies, and that the Corporation is expected to benefit therefrom, the provisions of this Article SEVENTH are set forth to regulate and define the conduct of certain affairs of the Corporation as they may involve the Covered Persons, and the powers, rights, duties and liabilities of the Corporation and its officers, directors and stockholders in connection therewith.

The Corporation and its Affiliated Companies renounce, to the fullest extent permitted by law, any interest or expectancy of the Corporation and its Affiliated Companies in, or in being offered an opportunity to participate in, any Excluded Opportunity (as defined below).  As a result of such renunciation, (a) all Excluded Opportunities shall belong to the Sponsors and their Affiliated Companies, (b) no Covered Person shall have any duty to present any Excluded Opportunity to the Corporation or its Affiliated Companies, (c) the Covered Persons shall have the right to hold and exploit all Excluded Opportunities for their own account and benefit, or to direct, sell, assign or transfer any Excluded Opportunity to any other person or entity and (d) the Covered Persons cannot be, and shall not be, liable to the Corporation, its stockholders or its Affiliated Companies for breach of any fiduciary duty to the Corporation, its stockholders or its Affiliated Companies by reason of the fact that any Covered Person does not present any Excluded Opportunity to the Corporation or its Affiliated Companies or pursues, acquires or exploits any Excluded Opportunity for itself or directs, sells, assigns or transfers any Excluded Opportunity to any other person or entity.

Any person or entity purchasing or otherwise acquiring any interest in any shares of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article SEVENTH.

To the extent that any provision of this Article SEVENTH is found to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision of this Article SEVENTH.

“Affiliated Company” means (a) in respect of each Sponsor, (i) any entity that controls, is controlled by or is under common control with such Sponsor (other than Neiman Marcus Group, Inc. and any company that is controlled by Neiman Marcus Group, Inc.) and (ii) any investment fund managed by such Sponsor or any person or entity that controls, is controlled by or is under common control with such Sponsor and (b) in respect of the Corporation, any company controlled by the Corporation.

“Covered Persons” means (a) each Sponsor, its Affiliated Companies and any partner, member, director, officer, stockholder, employee or agent of such Sponsor or any of its Affiliated Companies, and (b) any person serving as a director, officer, employee or agent of the Corporation at the request of a Sponsor or any of its Affiliated Companies.

“Excluded Opportunity” means any matter, transaction or interest or potential matter, transaction or interest (including without limitation those that might be the same as or similar to the business or activities of the Corporation or any of its Affiliated Companies) that is presented to, or acquired, created or developed by, or that otherwise comes into the possession of, any Covered Person unless such matter, transaction or interest is offered in writing to a Covered Person expressly and solely in such Covered Person’s capacity as a director or officer of the Corporation.

“Sponsor” means, any of Ares Corporate Opportunities Fund III, L.P., Ares Corporate Opportunities Fund IV, L.P., the Canada Pension Plan Investment Board and any of their respective affiliates and funds or partnerships managed or advised by any of them or any of their respective affiliates, but not including any portfolio company of any of the foregoing.

EIGHTH:  Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide.  The books of the Corporation may be kept (subject to any provision contained in the General Corporation Law) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the By-Laws.

NINTH:  The Corporation reserves the right, from time to time, to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in any manner now or hereafter provided by law, and all rights and powers of any kind conferred upon a director or stockholder of the Corporation in this Amended and Restated Certificate of Incorporation or any amendment thereof are granted subject to this reservation. Notwithstanding the foregoing, Section B of Article FOURTH shall not be amended, waived, altered, changed or repealed in any manner that adversely affects (i) a holder of shares of the Series A Preferred Stock without the consent of such holder, (ii) the holders of the Second Lien Notes without the consent of the trustee to the Second Lien Notes Indenture(1) and (iii) with respect to Section B(4) of Article FOURTH, the holders of the Third Lien Notes without the consent of the trustee to the Third Lien Notes Indenture(2).

*   *   *

(1)         NTD: Indenture to include language providing trustee with the ability to provide such consent after receiving consent from 51% of the holders.

(2)         NTD: Indenture to include language providing trustee with the ability to provide such consent after receiving consent from 51% of the holders.

IN WITNESS WHEREOF, the Corporation has adopted this Amended and Restated Certificate of Incorporation on this 4th day of June, 2019.

/s/ Tracy M. Preston
Tracy M. Preston
Authorized Signatory

[Signature Page to Amended and Restated Certificate of Incorporation of MYT Holding Co.]